UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC 20549

                                       FORM 8-K

                                     CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                December 18, 2002

                                    WSN GROUP, INC.
            (Exact name of registrant as specified in its charter)

           Nevada                      020277                   11-2872782
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)         Identification No.)

        1502 Brookhollow Dr., Suite B, Santa Ana, CA              92705
          (Address of principal executive offices)              (Zip Code)

                 Registrant's telephone number: (800) 700-2475

                1530 Brookhollow Dr., Suite C, Santa Ana, CA 92705 (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 11, 2002, WSN Group, Inc. entered into a series of binding letters of intent with Cash Asset Management, Harrison Asset Management and Money Asset Management to acquire a percentage of each entities assets. WSN Group, Inc. intends to complete a share-for-share exchange with United Recovery and First American Family Financial Services Corporation. A copy of the press release announcing the execution of the letters of intent is attached as Exhibit 99.1 and the letters of intent are attached as Exhibit 99.2 through Exhibit 99.6.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release dated December 18, 2002 announcing execution of letters of intent.

99.2  Letter of Intent dated December 11, 2002 by and between WSN
      Group, Inc. and Cash Asset Management.

99.3  Letter of Intent dated December 11, 2002 by and between WSN
      Group, Inc. and Money Asset Management.

99.4  Letter of Intent dated December 11, 2002 by and between WSN
      Group, Inc. and Harrison Asset Management.

99.5  Letter of Intent dated December 11, 2002 by and between WSN
      Group, Inc. and United Recovery.

99.6  Letter of Intent dated December 11, 2002 by and between WSN
      Group, Inc. and First American Family Financial Services Corporation.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WSN GROUP, INC.

Date: December 18, 2002                         By: John Anton
                                                President and CEO